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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 20, 2006

                AmeriCredit Automobile Receivables Trust 2006-A-F
             (Exact name of registrant as specified in its charter)

                                AFS Funding Trust
              (Exact name of depositor as specified in its charter)

                      AmeriCredit Financial Services, Inc.
               (Exact name of sponsor as specified in its charter)

            Delaware                    333-130439-03             20-5157988
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)

c/o AmeriCredit Financial Services, Inc.                           76102
     Attention: J. Michael May, Esq.                             (Zip Code)
      801 Cherry Street, Suite 3900
            Fort Worth, Texas
(Address of Principal Executive Offices)

       Registrant's telephone number including area code - (817) 302-7000

           ___________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

          AFS Funding Trust ("AFS Funding"), as depositor, and AmeriCredit Financial Services, Inc. ("AmeriCredit"), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2006-A-F (the "Issuing Entity"), to issue $204,000,000 Class A-1 5.5048% Asset Backed Notes, $394,000,000 Class A-2 5.61% Asset Backed Notes, $412,000,000 Class A-3 5.56%
Asset Backed Notes and $340,000,000 Class A-4 5.64% Asset Backed Notes (collectively, the "Notes") and an Asset Backed Certificate (the "Certificate"), on July 20, 2006 (the "Closing Date"). The Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of July 6, 2006, as amended and restated as of July 12, 2006 (the "Trust Agreement"), between AFS Funding and Wilmington Trust Company ("WTC"), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as
Exhibit 4.1, dated as of July 12, 2006 (the "Indenture"), between the Issuing Entity and Wells Fargo Bank, National Association ("Wells Fargo"), as Trustee and Trust Collateral Agent. The Notes were sold to Wachovia Capital Markets, LLC, Barclays Capital Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (the "Underwriters"), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of July 11, 2006 (the "Underwriting Agreement"), among AmeriCredit, AFS Funding and Wachovia Capital Markets, LLC, as representative of the Underwriters (the "Representative").

          The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of "sub-prime" automobile loan contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans. AFS Funding purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of July 12, 2006 (the "Purchase Agreement"), between AmeriCredit and AFS Funding. The Issuing Entity purchased the Receivables from AFS Funding pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of July 12, 2006 (the "Sale and Servicing Agreement"), among the Issuing Entity, AFS Funding, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

          AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.8, dated as of July 12, 2006 (the "Custodian Agreement"), among AmeriCredit, Financial Security Assurance Inc. (the "Insurer") and Wells Fargo. AmeriCredit Financial Services of Canada Ltd. ("AFS of Canada") will also service a portion of the Receivables on behalf of the Issuing Entity pursuant to the Second Amended and Restated Servicing Agreement, attached hereto as Exhibit 10.7, dated as of January 1, 2006, between AmeriCredit and AFS of Canada. JPMorgan Chase Bank, N.A. ("JPMorgan Chase") has agreed to collect and deposit remittances related to the Receivables to a lockbox account pursuant to the Tri-Party Remittance Processing Agreement, attached hereto as Exhibit 10.9,

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dated as of July 12, 2006 (the "Lockbox Agreement"), between Wells Fargo, as
Trustee, AmeriCredit and JPMorgan Chase, as Processor.

          As of June 14, 2006 (the "Statistical Calculation Date"), the Receivables had the characteristics described in the Prospectus Supplement dated July 11, 2006 (the "Prospectus Supplement"), filed with the Commission pursuant to Rule 424(b)(5) of the Act on July 18, 2006. As of July 12, 2006 ( the "Initial Cutoff Date"), the Receivables had the characteristics set forth in
Exhibit 99.1.

          On the Closing Date, the Insurer issued the Financial Guaranty Insurance Policy, attached hereto as Exhibit 10.6 dated as of July 20, 2006 (the "Policy"), pursuant to which it unconditionally and irrevocably guarantees the payments of interest and certain payments of principal due on the notes during the term of the Policy. The Policy was issued pursuant to the terms of the Insurance and Indemnity Agreement, attached hereto as Exhibit 10.3, dated as of July 12, 2006 (the "Insurance Agreement"), among the Insurer, the Issuing Entity, AFS Funding, AmeriCredit and AmeriCredit Corp. The Insurance Agreement specifies the conditions precedent to the issuance of the Policy, the premium payable in respect thereof and certain indemnification obligations of the Issuing Entity, AFS Funding, AmeriCredit and AmeriCredit Corp. to the Insurer. The method of calculating the premium payments that are due to the Insurer pursuant to the Insurance Agreement is set forth in the Premium Letter, attached hereto as Exhibit 10.4, dated as of July 20, 2006, among the Insurer, the Issuing Entity, AFS Funding, AmeriCredit Corp. and Wells Fargo, as Trust Collateral Agent.

          A spread account ("Spread Account") was established on the Closing Date, for the benefit of the Insurer and the Noteholders, to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables. The Spread Account was established pursuant to the Spread Account Agreement, attached hereto as Exhibit 10.5, dated as of July 12, 2006 (the "Spread Account Agreement"), among the Insurer, the Issuing Entity and Wells Fargo, as the Trustee and the Collateral Agent.

          Pursuant to the Indemnification Agreement, attached hereto as Exhibit 10.2, dated as of July 11, 2006 (the "Indemnification Agreement"), among the Insurer, AFS Funding and the Representative, the Insurer agreed to indemnify AFS Funding and the Underwriters and the Underwriters agreed to indemnify the Insurer, in each case with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Insurance Agreement, AmeriCredit and AFS Funding agreed to indemnify the Insurer with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Underwriting Agreement, AmeriCredit and the Underwriters agreed to indemnify each other with respect to certain disclosure in the Prospectus Supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.


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(d)  Exhibits:

          1.1 Underwriting Agreement, dated as of July 11, 2006, among AmeriCredit, as Sponsor, AFS Funding, as Seller, and the Representative (see
Exhibit 1.1 to Form 8-K filed on July 13, 2006, in connection with Registration Statement No. 333-130439-01, which is incorporated by reference herein).

          4.1 Indenture, dated as of July 12, 2006, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.

          4.2 Amended and Restated Trust Agreement, dated as of July 12, 2006, between AFS Funding and WTC, as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of July 12, 2006, among the Issuing Entity, AmeriCredit, as Servicer, AFS Funding and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

          5.1 Opinion of Dewey Ballantine LLP with respect to validity (see
Exhibit 5.1 to Form 8-K filed on July 21, 2006, in connection with Registration Statement Nos. 333-130439-01 and 333-130439-03, which is incorporated by reference herein).

          8.1 Opinion of Dewey Ballantine LLP with respect to tax matters (see
Exhibit 8.1 to Form 8-K filed on July 21, 2006, in connection with Registration Statement Nos. 333-130439-01 and 333-130439-03, which is incorporated by reference herein).

          10.1 Purchase Agreement, dated as of July 12, 2006, between AmeriCredit, as Seller, and AFS Funding, as Purchaser.

          10.2 Indemnification Agreement, dated as of July 11, 2006, among the Insurer, AFS Funding and the Representative.

          10.3 Insurance and Indemnity Agreement, dated as of July 12, 2006, among the Insurer, the Issuing Entity, AFS Funding, AmeriCredit and AmeriCredit Corp.

          10.4 Premium Letter, dated July 20, 2006, among the Insurer, the Issuing Entity, AmeriCredit and Wells Fargo, as Trust Collateral Agent.

          10.5 Spread Account Agreement, dated as of July 12, 2006, among the Insurer, the Issuing Entity and Wells Fargo, as Trustee and Collateral Agent.

          10.6 Financial Guaranty Insurance Policy, dated as of July 20, 2006 and delivered by the Insurer.

          10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).


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          10.8 Custodian Agreement, dated as of July 12, 2006, among
AmeriCredit, as Custodian, the Insurer and Wells Fargo.

          10.9 Tri-Party Remittance Processing Agreement, dated as of July 12, 2006, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

          10.10 Servicer's Non-Termination Letter.

          23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          23.2 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          99.1 Statistical information for the receivables as of the Initial Cutoff Date.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICREDIT AUTOMOBILE RECEIVABLES
                                           TRUST 2006-A-F

                                           By: AmeriCredit Financial Services,
                                               Inc., as Servicer


                                           By: /s/ J. Michael May
                                               ---------------------------------
                                           Name: J. Michael May
                                           Title: Senior Vice President, Chief
                                                  Legal Officer and Secretary

Dated: July 26, 2006


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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

     1.1 Underwriting Agreement, dated as of July 11, 2006, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Trust, as Seller, and Wachovia Capital Markets, LLC, as Representative of the Underwriters (the "Representative") (see
              Exhibit 1.1 to Form 8-K filed on July 13, 2006, in connection with Registration Statement No. 333-130439-01, which is incorporated by reference herein).

     4.1 Indenture, dated as of July 12, 2006, between AmeriCredit Automobile Receivables Trust 2006-A-F (the "Issuing Entity") and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

     4.2 Amended and Restated Trust Agreement, dated as of July 12, 2006, between AFS Funding Trust, as Seller, and Wilmington Trust Company, as Owner Trustee.

     4.3 Sale and Servicing Agreement, dated as of July 12, 2006, among the Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Trust, as Seller, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

     5.1      Opinion of Dewey Ballantine LLP with respect to validity (see
              Exhibit 5.1 to Form 8-K filed on July 21, 2006, in connection with Registration Statement Nos. 333-130439-01 and 333-130439-03, which is incorporated by reference herein).

     8.1      Opinion of Dewey Ballantine LLP with respect to tax matters (see
              Exhibit 8.1 to Form 8-K filed on July 21, 2006, in connection with Registration Statement Nos. 333-130439-01 and 333-130439-03, which is incorporated by reference herein).

    10.1 Purchase Agreement, dated as of July 12, 2006, between AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Trust, as Purchaser.

    10.2 Indemnification Agreement, dated as of July 11, 2006, among the Insurer, AFS Funding Trust and the Representative.

    10.3 Insurance and Indemnity Agreement, dated as of July 12, 2006, among the Insurer, the Issuing Entity, AFS Funding Trust, as Seller, AmeriCredit Financial Services, Inc. and AmeriCredit Corp.

    10.4 Premium Letter, dated July 20, 2006, among the Insurer, the Issuing Entity, AmeriCredit Financial Services, Inc. and Wells Fargo Bank, National Association, as Trust Collateral Agent.


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    10.5      Spread Account Agreement, dated as of July 12, 2006, among the
              Insurer, the Issuing Entity and Wells Fargo Bank, National Association, as Trustee and Collateral Agent.

    10.6 Financial Guaranty Insurance Policy, dated as of July 20, 2006 and delivered by Financial Security Assurance Inc. (the "Insurer").

    10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between AmeriCredit Financial Services of Canada Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

    10.8 Custodian Agreement, dated as of July 12, 2006, among AmeriCredit Financial Services, Inc., as Custodian, the Insurer and Wells Fargo Bank, National Association, as Trust Collateral Agent.

    10.9 Tri-Party Remittance Processing Agreement, dated as of July 12, 2006, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

    10.10     Servicer's Non-Termination Letter.

    23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

    23.2 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

    99.1 Statistical information for the receivables as of the Initial Cutoff Date.


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